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                                                                   EXHIBIT 10.23

                 CITY OF HOUSTON, TEXAS, ORDINANCE NO. 97-1088

     AN ORDINANCE AMENDING CITY OF HOUSTON, TEXAS, ORDINANCE NO. 97-285 TO EXTEND THE TERM OF THE TEMPORARY PERMIT GRANTED TO TVMAX COMMUNICATIONS (TEXAS), INC., TO ENCROACH UPON AND USE THE PUBLIC WAY OF THE CITY OF HOUSTON, TEXAS, FOR THE PURPOSE OF LAYING, CONSTRUCTING, LEASING, MAINTAINING, REPAIRING, REPLACING, REMOVING, USING, AND OPERATING THEREIN, A TELECOMMUNICATIONS NETWORK FOR PROVIDING AUTHORIZED TELECOMMUNICATIONS SERVICES; AND DECLARING AN EMERGENCY.

                                   * * * * *

     BE IT ORDAINED BY THE CITY COUNCIL OF THE CITY OF HOUSTON, TEXAS:

     SECTION 1. City of Houston, Texas, Ordinance No. 97-285, Section 2.02(a) is hereby amended to delete the date "September 1, 1997" from the first sentence thereof, and to substitute "January 31, 1998" therefor. In all other respects, the terms of the ordinance remain in full force and effect.

     SECTION 2. If any provision, section, subsection, sentence, clause, or phrase of this ordinance, or the application of same to any person or set of circumstances is for any reason held to be unconstitutional, void or invalid, the validity of the remaining portions of this ordinance or their application to other persons or sets of circumstances shall not be affected thereby, it being the intent of the City Council in adopting this ordinance that no portion hereof or provision or regulation contained herein shall become inoperative or fail by reason of any unconstitutionality, voidness or invalidity of any other portion hereof, and all provisions of this ordinance are declared to be severable for that purpose.

     SECTION 3. The City Council officially finds, determines, recites and declares that a sufficient written notice of the date, hour, place and subject of this meeting of the City Council was posted at a place convenient to the public at the City Hall of the City for the time required by law preceding this meeting, as required by the Open Meetings Law, Tex. Gov't Code Arm., ch. 551 (Vernon Supp, 1997); and that this meeting was open to the public as required by law at all times during which this ordinance and the subject matter thereof was discussed, considered and formally acted upon. The City Council further ratifies, approves and confirms such written notice and the contents and posting thereof.

     SECTION 4. A public emergency exists requiring that this ordinance be passed finally on the date of its introduction as requested in writing by the Mayor; therefore, this ordinance shall take effect immediately upon its passage and approval by the Mayor; provided that if the
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Mayor fails to sign this ordinance within five days after its passage and adoption, it shall take effect in accordance with HOUSTON, TEX., CITY CHARTER, art. VI, (S)6.

     PASSED AND ADOPTED, this 3rd day of Sept., 1997.

     APPROVED, this ____ day of ______, 1997.


                                                    ____________________________
                                                    Mayor of the City of Houston

Pursuant to HOUSTON, TEX., CITY CHARTER, art. VI, (S)6, the effective date of the foregoing ordinance is SEP 09 1997.

                                                      [SIGNATURE ILLEGIBLE]
                                                      --------------------------
                                                      City Secretary


(Prepared by Legal Department [SIGNATURE ILLEGIBLE]
                              ----------------------
(TA 8-5-97)
(Requested by Richard Lewis, Director, Department of Finance & Administration) (I.D File No. 349621601)


                                                              STAMP APPEARS HERE

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